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                                                                    EXHIBIT 10.2



                                   COSI, INC.

                          EMPLOYEE STOCK PURCHASE PLAN



                          EFFECTIVE AS OF JULY 1, 2002
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                                TABLE OF CONTENTS

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                                                     ARTICLE I

                                                    INTRODUCTION

Section 1.01        Purpose.......................................................................................1
Section 1.02        Rules of Interpretation.......................................................................1


                                                     ARTICLE II

                                                    DEFINITIONS

Section 2.01        "Board".......................................................................................1
Section 2.02        "Compensation"................................................................................1
Section 2.03        "Committee"...................................................................................1
Section 2.04        "Designated Subsidiary".......................................................................1
Section 2.05        "Employee"....................................................................................1
Section 2.06        "Effective Date"..............................................................................1
Section 2.07        "Enrollment Date".............................................................................2
Section 2.08        "Exercise Date"...............................................................................2
Section 2.09        "Fair Market Value"...........................................................................2
Section 2.10        "Offering Period".............................................................................2
Section 2.11        "Offering Period Commencement Date"...........................................................2
Section 2.12        "Option Price"................................................................................2
Section 2.13        "Participant".................................................................................2
Section 2.14        "Plan Administrator"..........................................................................2
Section 2.15        "Subsidiary"..................................................................................2


                                                    ARTICLE III

                                           ELIGIBILITY AND PARTICIPATION

Section 3.01        Eligibility...................................................................................3
Section 3.02        Restrictions on Participation.................................................................3
Section 3.03        Commencement of Participation.................................................................3


                                                     ARTICLE IV

                                      STOCK SUBJECT TO THE PLAN AND OFFERINGS

Section 4.01        Stock Subject to the Plan.....................................................................4

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Section 4.02        Offering Periods..............................................................................4


                                                     ARTICLE V

                                                 PAYROLL DEDUCTIONS

Section 5.01        Amount of Deduction...........................................................................4
Section 5.02        Participant's Memorandum Account..............................................................4
Section 5.03        Changes in Payroll Deductions.................................................................4
Section 5.04        Certain Adjustments to Payroll Deduction Authorizations.......................................5


                                                     ARTICLE VI

                                                 GRANTING OF OPTION

Section 6.01        Maximum Number of Option Shares...............................................................5
Section 6.02        Option Price..................................................................................5


                                                    ARTICLE VII

                                                 EXERCISE OF OPTION

Section 7.01        Automatic Exercise............................................................................5
Section 7.02        Fractional Shares.............................................................................6
Section 7.03        Exercise of Options...........................................................................6
Section 7.04        Delivery of Stock.............................................................................6
Section 7.05        Stock Transfer Restrictions...................................................................6
Section 7.06        Taxes.........................................................................................6


                                                    ARTICLE VIII

                                                     WITHDRAWAL

Section 8.01        In General....................................................................................6
Section 8.02        Effect on Subsequent Participation............................................................7
Section 8.03        Termination of Employment.....................................................................7


                                                     ARTICLE IX

                                                      INTEREST

Section 9.01        Payment of Interest...........................................................................7

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                                                     ARTICLE X

                                                       STOCK

Section 10.01       Participant's Interest in Option Stock........................................................7
Section 10.02       Registration of Stock.........................................................................7
Section 10.03       Restrictions on Exercise......................................................................7


                                                     ARTICLE XI

                                                   ADMINISTRATION

Section 11.01       Appointment of Committee......................................................................8
Section 11.02       Authority of Committee........................................................................8
Section 11.03       Rules Governing the Administration of the Committee...........................................8


                                                    ARTICLE XII

                                                   MISCELLANEOUS

Section 12.01       Designation of Beneficiary....................................................................8
Section 12.02       Transferability...............................................................................9
Section 12.03       Use of Funds..................................................................................9
Section 12.04       Adjustment Upon Changes in Capitalization.....................................................9
Section 12.05       Amendment and Termination.....................................................................9
Section 12.06       Effective Date...............................................................................10
Section 12.07       No Employment Rights.........................................................................10
Section 12.08       Effect of Plan...............................................................................10
Section 12.09       Governing Law................................................................................10


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                                   COSI, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE I

                                  INTRODUCTION

                  Section 1.01 Purpose. The purpose of the Cosi, Inc. Employee Stock Purchase Plan (the "Plan") is to provide employees of Cosi, Inc. (the "Company") with an opportunity to purchase shares of common stock, par value $.01 per share ("Common Stock") of the Company through accumulated payroll deductions.

                  Section 1.02 Rules of Interpretation. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

                                   ARTICLE II

                                   DEFINITIONS

                  Section 2.01 "Board" shall mean the Board of Directors of the Company.

                  Section 2.02 "Compensation" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

                  Section 2.03 "Committee" shall mean the individuals described in Article XI.

                  Section 2.04 "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board to be eligible to participate in the Plan.

                  Section 2.05 "Employee" shall mean any individual who is customarily employed by the Company or a Designated Subsidiary on a full-time or part-time basis provided the Employee is regularly scheduled to work more than 20 hours per week and more than five months in any calendar year. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or another leave of absence approved by the Company or the Designated Subsidiary. Where the period of leave exceeds 90 days and the individual's right to employment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  Section 2.06 "Effective Date" shall mean July 1, 2002, subject to the provisions of 12.06 hereof.


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                  Section 2.07 "Enrollment Date" shall mean the first Offering
Period Commencement Date on which the Employee shall have satisfied the eligibility requirements of Article III of this Plan.

                  Section 2.08 "Exercise Date" shall mean the last day of each Offering Period.

                  Section 2.09 "Fair Market Value" shall mean, as of any date, the value of a share of Common Stock determined as follows:

                  (a) If the Common Stock is listed on any established stock exchange or national market system, including, without limitation, the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sale was reported) as quoted on such exchange or system for the last market trading day on the date of determination, as reported in The Wall Street Journal or in such other source as the Board deems reliable;

                  (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                  (c) In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Board.

                  Section 2.10 "Offering Period" shall mean each six-month period described in Section 4.02 during which an option granted under Section
6.01 of this Plan may be exercised.

                  Section 2.11 "Offering Period Commencement Date" shall mean the first day of the applicable Offering Period.

                  Section 2.12 "Option Price" shall mean the amount described in
Section 6.02 of the Plan.

                  Section 2.13 "Participant" shall mean an Employee who has satisfied the eligibility requirements of Article III of this Plan and has elected to participate in this Plan pursuant to Section 3.03.

                  Section 2.14 "Plan Administrator" shall mean the person designated by the Committee pursuant to Section 11.02 hereof to take certain administrative actions under the Plan.

                  Section 2.15 "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.


                                      -2-
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                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

                  Section 3.01 Eligibility.

                  (a) Subject to the provisions of Section 3.02, an Employee will be eligible to participate in this Plan commencing on the first Enrollment Date occurring on or after the date on which such Employee has completed six months of employment with the Company or a Designated Subsidiary.

                  (b) Each Employee who becomes eligible to participate in this Plan shall be furnished with a summary of the Plan and written enrollment materials which shall include an individual brokerage account agreement pursuant to which the Participant can establish an individual brokerage account for purposes of receiving the shares of Common Stock to be delivered by the Company to the Participant following an Exercise Date. All shares of Common Stock purchased under this Plan that are held in an individual brokerage account shall be subject to, and governed by, the terms and conditions of the applicable individual brokerage account agreement.

                  Section 3.02 Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be eligible to participate in the Plan and receive an option to purchase shares of Common Stock hereunder:

                  (a) to the extent that, immediately after the grant, such Employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

                  (b) to the extent that, immediately after the grant, the Employee has the right under this Plan (and all other "employee stock purchase plans" within the meaning of Section 423 of the Code maintained by the Company and its Subsidiaries) to purchase Common Stock during the calendar year having a Fair Market Value (determined at the date of grant of the option) in excess of Twenty-Five Thousand Dollars ($25,000).

                  Section 3.03 Commencement of Participation.

                  (a) An Employee may become a Participant by completing a written authorization for payroll deductions on the form provided by the Committee and filing the completed form with the Plan Administrator prior to the applicable Enrollment Date and in such time and manner as the Committee shall prescribe.

                  (b) Payroll deductions for a Participant shall commence on the first payroll period following the Participant's Enrollment Date and shall end on the last payroll period ending within the Offering Period to which the authorization is applicable, unless sooner terminated by the Participant as provided in Section 8.01 hereof.


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                                   ARTICLE IV

                     STOCK SUBJECT TO THE PLAN AND OFFERINGS

                  Section 4.01 Stock Subject to the Plan.

                  (a) Subject to the provisions of Section 12.04 of the Plan, an aggregate of Five Hundred Thousand (500,000) shares of Common Stock shall be available for sale to Participants under the Plan. These shares may be authorized but unissued shares of Common Stock, issued shares held in or acquired for the Company's treasury or shares reacquired by the Company upon purchase in the open market. Any shares which have been authorized under this Plan but remain unissued or undelivered shall again be available for issuance or delivery under this Plan.

                  (b) If, on any Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares available for purchase during the Offering Period, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as the Committee shall determine to be equitable and in accordance with the requirements of Section 423 of the Code.

                  Section 4.02 Offering Periods. Shares of Common Stock will be available for purchase during each of the two Offering Periods to be held during each calendar year that the Plan is in effect. The first Offering Period will begin on January 1st and end on June 30th ; the second Offering Period will begin on July 1st and end on December 31st.

                                    ARTICLE V

                               PAYROLL DEDUCTIONS

                  Section 5.01 Amount of Deduction. The form described in
Section 3.03 will permit a Participant to elect to have payroll deductions made in whole percentages of up to 10% of the Participant's Compensation for each payroll period in an Offering Period.

                  Section 5.02 Participant's Memorandum Account. All payroll deductions made for a Participant shall be credited to a memorandum account established for such Participant for purposes of recording, as a bookkeeping entry, the payroll deductions made by the Participant under this Plan. A Participant may not make any separate cash payment with respect to such memorandum account.

                  Section 5.03 Changes in Payroll Deductions. A Participant may discontinue his participation in this Plan during an Offering Period as provided in Section 8.01 hereof or may increase or decrease the rate of his payroll deductions during an Offering Period by completing and filing with the Plan Administrator a new payroll deduction authorization form specifying the new payroll deduction rate. The Committee may, in its discretion, limit the number of payroll deduction authorization changes that may be made by a Participant during any Offering Period. The new payroll deduction authorization election shall become effective as of the first full payroll period immediately following five (5) business days after the Plan Administrator's receipt of the new payroll deduction authorization form.


                                      -4-
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                  Section 5.04 Certain Adjustments to Payroll Deduction
Authorizations.

                  (a) To the extent necessary to comply with the annual limitations contained in Section 3.02(b) of the Plan and Section 423(b)(8) of the Code, a Participant's payroll deductions may be reduced to zero percent (0%), without the Participant's consent, at any time during an Offering Period.

                  (b) In the event that a Participant's payroll deductions are reduced pursuant to Section 5.04(a) above in order to comply with the Plan's annual limitations, payroll deductions shall recommence for such Participant at the rate specified in the Participant's payroll deduction authorization form then on file with the Plan Administrator effective as of the beginning of the first Offering Period which is scheduled to end in the immediately succeeding calendar year, unless the payroll deduction authorization election is terminated by the Participant, as provided in Section 8.01 hereof.

                                   ARTICLE VI

                               GRANTING OF OPTION

                  Section 6.01 Maximum Number of Option Shares. On each Offering Period Commencement Date, each Participant in the Plan shall be granted an option to purchase on the Exercise Date for such Offering Period at the applicable Option Price up to the number of shares of Common Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and credited to the Participant's memorandum account as of such Exercise Date by the applicable Option Price; provided, however, that such option shall also be subject to the limitations contained in Sections 3.02 and
5.01 of the Plan.

                  Section 6.02 Option Price. The Option Price for shares of Common Stock to be purchased with accumulated payroll deductions during any Offering Period shall be the lesser of: (i) 85% of the Fair Market Value of the Common Stock on the applicable Offering Period Commencement Date or (ii) 85% of the Fair Market Value of the Common Stock on the applicable Exercise Date.

                                   ARTICLE VII

                               EXERCISE OF OPTION

                  Section 7.01 Automatic Exercise. Unless the Participant withdraws from the Plan as provided in Section 8.01 hereof, the option granted to the Participant pursuant to Section 6.01 of the Plan during the applicable Offering Period shall be exercised automatically on the applicable Exercise Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions credited to the Participant's memorandum account at such time will purchase at the applicable Option Price; provided, however, that in no event shall the accumulated payroll deductions credited to the Participant's memorandum account as of the Exercise Date be used to purchase shares of Common Stock that exceed the maximum available for purchase during such Offering Period, as set forth in Section 6.01 hereof. Any amounts


                                      -5-
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remaining to the credit of such Participant in the memorandum account following an applicable Exercise Date shall be promptly refunded to the Participant, without interest.

                  Section 7.02 Fractional Shares. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares, unless refunded pursuant to Section 8.01, will be held for the purchase of Common Stock in the next immediately succeeding Offering Period, without interest.

                  Section 7.03 Exercise of Options. An option granted to a Participant under this Plan may be exercised during the Participant's lifetime only by such Participant.

                  Section 7.04 Delivery of Stock. As promptly as practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company shall arrange for the delivery to each Participant, as appropriate, of the shares of Common Stock purchased in the Offering Period upon the exercise of such Participant's option hereunder. This delivery may occur through a transfer agent or brokerage account established for this purpose.

                  Section 7.05 Stock Transfer Restrictions. The Plan is intended to satisfy the requirements of Section 423 of the Code. A Participant will not obtain the benefits of this provision if such Participant disposes of shares of Common Stock acquired pursuant to the Plan within two (2) years after the Offering Period Commencement Date or within one (1) year after the date such Common Stock is purchased by the Participant on the applicable Exercise Date, whichever is later.

                  Section 7.06 Taxes. At the time an option granted under this Plan is exercised, in whole or in part, or at the time some or all of the shares of Common Stock issued under the Plan are disposed of, the Participant shall be required to make adequate provision for the satisfaction of all federal, state, or other tax withholding obligations which arise upon the exercise of the option or the disposition of the Common Stock, as applicable.

                                  ARTICLE VIII

                                   WITHDRAWAL

                  Section 8.01 In General. A Participant may withdraw all, but not less than all, of the payroll deductions credited to his memorandum account that have not yet been used to exercise his option under the Plan at any time by giving written notice to the Plan Administrator. All of the payroll deductions credited to the Participant's memorandum account shall be paid to such Participant promptly after the Plan Administrator's receipt of such notice of withdrawal, without interest, and the Participant's option for the Offering Period shall be automatically terminated and no further payroll deductions for the purchase of shares shall be made on behalf of such Participant for such Offering Period. If a Participant withdraws from the Plan during an Offering Period, payroll deductions shall not resume at the beginning of the next immediately succeeding Offering Period unless the Participant files a new payroll deduction authorization form with the Plan Administrator prior to the applicable Offering Period Commencement Date and in such time and manner as the Committee shall prescribe.


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                  Section 8.02 Effect on Subsequent Participation. An Employee's
withdrawal from participation in the Plan pursuant to Section 8.01 hereof will not have any effect upon the Employee's eligibility to participate in the Plan during any succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company and for which such Employee is otherwise eligible; provided, however, in order to resume participation in this Plan, the Employee must satisfy the requirements of Article III.

                  Section 8.03 Termination of Employment. Upon the termination of a Participant's employment for any reason, including retirement or death, the Participant shall be deemed to have withdrawn from the Plan and the payroll deductions that have accumulated for such Participant prior to such termination, if any, shall be promptly returned, without interest, to the Participant or, in the case of the Participant's death, to the person or persons entitled thereto under Section 12.01 hereof, and such Participant's option shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for the Participant with respect to such Offering Period.

                                   ARTICLE IX

                                    INTEREST

                  Section 9.01 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan, credited to the memorandum account, or distributed to, any Participant.

                                    ARTICLE X

                                      STOCK

                  Section 10.01 Participant's Interest in Option Stock. No Participant will have any interest in shares of Common Stock covered by any option held by the Participant until the option has been exercised as provided in Section 7.01 above.

                  Section 10.02 Registration of Stock. Shares of Common Stock purchased by a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Plan Administrator prior to the applicable Exercise Date, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

                  Section 10.03 Restrictions on Exercise. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of such option shall have been duly listed, upon official notice of issuance, upon a stock exchange or market, and that either:

                  (a) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

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                  (b) the Participant shall have represented at the time of
exercise, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE XI

                                 ADMINISTRATION

                  Section 11.01 Appointment of Committee. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist solely of no fewer than three "non-employee directors" (as defined in Rule 16b-3(a)(3) promulgated under the Securities Act of 1933, as amended).

                  Section 11.02 Authority of Committee.

                  (a) The Committee may, from time to time, designate a senior officer of the Company to serve as the Plan Administrator. The Plan Administrator shall be authorized to receive certain notices and to take certain other administrative actions relating to the Plan.

                  (b) Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan, including, but not limited to, making arrangements with a transfer agent or broker to deliver shares of Common Stock purchased by Participants hereunder. The Committee's determination of the foregoing matters shall be conclusive.

                  Section 11.03 Rules Governing the Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable, or may hold telephonic meetings. All determinations of the Committee shall be made by a majority of its members. A decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                   ARTICLE XII

                                  MISCELLANEOUS

                  Section 12.01 Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive the shares and cash, if any, credited to the Participant's memorandum account under the Plan in the event of the Participant's death subsequent to an Exercise Date on which the option is exercised but prior to the delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a

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beneficiary who is to receive any cash that has been credited to the
Participant's memorandum account under the Plan in the event of the Participant's death prior to the exercise of the option; provided, however, in no event shall such beneficiary be entitled to authorize the exercise of such option. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver any shares or cash credited to the Participant's memorandum account to the executor or administrator of the estate of the Participant.

                  Section 12.02 Transferability. Neither payroll deductions credited to any Participant's memorandum account nor any option or rights with regard to the exercise of an option or the right to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant, other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company, or Designated Subsidiary, may, in its discretion, treat such act as an election to withdraw from participation in the Plan in accordance with Section 8.01.

                  Section 12.03 Use of Funds. All payroll deductions received or held by the Company or Designated Subsidiary, under the Plan may be used by the Company or the Designated Subsidiary for any corporate purpose. The Company or Designated Subsidiary shall not be obligated to segregate such payroll deductions. At all times prior to an Exercise Date, Participants' rights hereunder shall be equivalent to those of a general unsecured creditor.

                  Section 12.04 Adjustment Upon Changes in Capitalization.

                  (a) If, while any options are outstanding under the Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through any reorganization, merger, recapitalization, reclassification, stock split, stock dividend, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the Option Price or Prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offering Periods described in Article IV hereof shall also be proportionately adjusted.

                  (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or capital stock of the Company to another corporation, the day preceding the date of such event shall constitute an Exercise Date.

                  Section 12.05 Amendment and Termination. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that to the extent required by Section 423 of the Code, the Board of Directors shall not, without the approval of the shareholders of the Company, alter (i) the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Section 12.04 above), or (ii) the class of employees eligible to receive options under the Plan; and, provided, further, however, that no termination, modification, or amendment of the Plan may, without the consent of a Participant then holding an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Participant under such option.

                  Section 12.06 Effective Date. The Plan shall become effective as of July 1, 2002, subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the shareholders of the Company duly held within 12 months after adoption of the Plan. If the Plan is not so approved, the Plan shall not become effective.

                  Section 12.07 No Employment Rights. The Plan does not, directly or indirectly, create in any person any right with respect to continuation of employment by the Company or a Designated Subsidiary, and it shall not be deemed to interfere in any way with the right of the Company or the Designated Subsidiary to terminate, or otherwise modify, any employee's employment at any time.

                  Section 12.08 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant in the Plan, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

                  Section 12.09 Governing Law. The laws of the State of New York will govern all matters relating to this Plan except to the extent superseded by the federal laws of the United States.


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